December 22, 1993



LIVE Entertainment Inc.
LIVE Home Video Inc.
LIVE America Inc.
LEI-IVE Entertainment N.V.
International Video Productions Inc.
Vestron Inc.
c/o LIVE Entertainment Inc.
15400 Sherman Way, Suite 500
Van Nuys, California 91406

Gentlemen:

          Reference is made to that certain Third Amended and Restated Loan and Security Agreement, dated as of July 26, 1990, as amended (the "Loan Agreement"), between each of you, as the Borrowers, each of the undersigned Banks, and Chemical Bank, as Administrative Agent and Collateral Agent for the Banks (the "Agent"). Capitalized terms used herein without definition shall have the meanings ascribed to them in the Loan Agreement.

          You have advised us that LIVE Home Video Inc. ("LHV") intends to form a single purpose wholly owned Delaware subsidiary to be known as LIVE Ventures Inc. ("LVI"), which will enter into a Joint Venture Agreement in substantially the form of Exhibit "A" hereto (the "Joint Venture Agreement"), pursuant to which LVI, BET Films, Inc., a Delaware corporation ("BET"), and Encore Media Corporation, a Colorado corporation, or its wholly owned subsidiary ("Encore"), will form a joint venture (the "Joint Venture") named BET Film Productions under the Delaware Uniform Partnership Act for the purpose of developing, producing and exploiting motion pictures targeted primarily to minority audiences with budgets of no more than $2,000,000 each (collectively, the "Joint Venture Films"). Pursuant to the terms of the Joint Venture Agreement, LVI will make a total capital contribution of $5,000,000 to the Joint Venture. LHV and/or the other Borrowers intend to invest an aggregate of $5,000,000 in LVI by way of capital contributions or loans which will be used by LVI to make its capital contribution to the Joint Venture. No additional capital contributions shall be required of LVI or any other joint venturer. The joint venturers will share in the profits and losses of the Joint Venture in proportion to their respective capital contributions.

          Concurrently with the execution of the Joint Venture Agreement, the Joint Venture will enter into distribution agreements with each of the joint venturers or their affiliates.
In that connection, BET or its affiliate will exploit pay-per-view rights in the United States, Canada and the Caribbean (the "Territory"); Encore or its affiliate will exploit the pay television rights in the Territory, and International Video Productions Inc. ("IVP") will exploit the home video rights to such films in the Territory. IVP will receive a thirty percent (30%) distribution fee plus recoupment of distribution costs and expenses in respect of its exploitation of the home video rights relating to the Joint Venture Films from the gross revenues derived from exploitation of such home video rights by IVP. Neither LHV nor IVP will be required to make any advance or minimum guarantee payments to the Joint Venture in consideration of such distribution rights. IVP may grant the Joint Venture a first priority security interest in the Joint Venture's share of the Home Video Gross Receipts (i.e., all of IVP's gross receipts attributable to the Joint Venture Films less only the distribution fee and distribution costs which are retainable by IVP in accordance with the Distribution Agreement to be entered into between IVP and the Joint Venture). IVP's grant of such security interest will be conditioned upon the Joint Venture receiving reciprocal security interests from each of the other joint venturers or their affiliates which are engaged to exploit the films produced or developed by the Joint Venture. In any event, the Joint Venture will grant IVP a first priority security interest in the home video distribution rights to the Joint Venture Films.

          Section 6.2 of the Loan Agreement requires the IVE Companies at all times to remain engaged solely in activities directly related to the home video business. Section 7.3 of the Loan Agreement prohibits any Borrower, directly or indirectly, from granting, creating or causing or allowing to exist any liens or security interests other than Permitted Encumbrances. Section 7.9 of the Loan Agreement prohibits the Borrowers, directly or indirectly, from incurring or becoming liable with respect to any Contingent Obligations, except those specifically enumerated in the Loan Agreement. Section 7.14 of the Loan Agreement prohibits the Borrowers from, directly or indirectly, making any Investment in any other Person or in property in excess of $5,000,000 excluding certain specified Investments. Section 7.15 of the Loan Agreement prohibits the Borrowers, directly or indirectly, from using any of the proceeds of the Loan for any purpose other than those specified in such section, and Section 7.25 of the Loan Agreement prohibits the Borrowers, directly or indirectly, from agreeing to acquire any Film Asset other than the aggregate dollar amount for pre-existing commitments and the specified contingencies set forth in LIVE's 1993-1994 Business Plan, subject to certain exceptions set forth in such section. Finally, Section 13.20 of the Loan Agreement provides that each Person, other than Lieberman, Strawberries or any of their respective subsidiaries, who becomes a Subsidiary of any Borrower shall be deemed to be a Borrower under the Loan Agreement and within ten (10) days after acquiring such status, shall execute and deliver to the Agent an agreement agreeing to be bound by the terms of the Loan Agreement, the Revolving Note, the Collateral Documents and all of their agreements and instruments executed in connection therewith, together with such executed counterpart copies of any of the foregoing agreements or any such instruments as the Agent may request, and all securities of such Subsidiary shall be included as Pledged Securities under the Loan Agreement and be subject to the terms and conditions of the Pledge Agreement. The appropriate Borrower is to deliver the certificates representing such securities to the Agent promptly after the issuance thereof.

          In view of the proposed formation of the Joint Venture and the foregoing restrictive covenants in the Loan Agreement, you have requested that the Agent and the Banks (a) consent to LIVE's formation of a single purpose wholly owned Delaware subsidiary to enter into the Joint Venture Agreement; (b) agree to waive the covenants contained in Sections 6.2, 7.3, 7.9, 7.14, 7.15 and 7.25 of the Loan Agreement in connection with formation of the Joint Venture; (c) approve the restriction on transfer set out in paragraph 9.1 of the Joint Venture Agreement; and (d) consent to IVP's grant to the Joint Venture of a first priority security interest in the Joint Venture's share of the Home Video Gross Receipts (as such term will be defined in the security agreement to be executed by LVI in favor of the Joint Venture), subject to the Joint Venture receiving reciprocal security interests from each of the other joint venturers or their affiliates which are engaged to exploit the films produced or acquired by the Joint Venture.

          Subject to the terms and conditions hereof, the undersigned Agent and Banks hereby consent and agree to the foregoing; provided, that:

          (a) All agreements and documents relating to the formation and operation of the Joint Venture, including, without limitation, the Joint Venture Agreement, the security agreement to be executed by the Joint Venture in favor of IVP and the security agreements to be executed by IVP and the other joint venturers or their affiliates in favor of the Joint Venture are in form and substance satisfactory to the Agent and the Banks and their respective counsel, such satisfaction to be evidenced by delivery of this Consent Letter, and copies of all of the foregoing agreements, duly executed by all of the parties thereto, are delivered to the Agent;

          (b) Each of the Borrowers observes corporate formalities between the Borrowers and the Joint Venture, including, without limitation, ensuring that the Joint Venture contracts in its own name to develop, produce and acquire Film Assets and enters into separate and independent distribution or subdistribution agreements in its own name with respect to Film Assets developed, produced or acquired by the Joint Venture (the "Joint Venture Film Assets");

          (c) The aggregate Investment of LHV and the other Borrowers in LVI, whether by way of capital contribution, loans or otherwise, shall not exceed an aggregate of $5,000,000, and all funds so invested shall be used by LVI solely to make its capital contribution to the Joint Venture. All loans from LHV or any of the other Borrowers to LVI shall be evidenced by promissory notes which shall be delivered to the Agent and be included in the Collateral.

          (d) No Borrower or any affiliate thereof (except LVI and as provided in paragraph (c) above) shall make or be required to make any Investment of any kind whatsoever in the Joint Venture or any other Person or to incur directly or indirectly any Contingent Obligation whatsoever in connection with the business or operations of the Joint Venture or any of the Joint Venture Films;

          (e) Within five (5) days of receipt by LHV or any affiliate thereof of the quarterly draft financial statements and annual financial statements of the Joint Venture referred to in paragraph 8.7 of the Joint Venture Agreement, the Borrowers shall deliver copies of such financial statements to the Agent and the Banks; and

          (f) Each of the Borrowers agrees that effective as of the date hereof, LVI shall be and be deemed to be a Borrower under the Loan Agreement, and that concurrently herewith (i) the Borrowers shall cause LVI to execute and deliver to the Agent an agreement agreeing to be bound by the terms of the Loan Agreement, the Revolving Note, the Collateral Documents and all of the agreements and instruments executed in connection therewith, together with such executed counterpart copies of any of the foregoing agreements, or any other agreements or instruments as the Agent and the Banks may request, including, without limitation, an Addendum to the New Notes Intercreditor Agreement in form and substance satisfactory to the Agent and the Banks executed by the Trustee under the New Notes Indenture and the other New Notes Documents;
(ii) all securities of LVI shall be included as Pledged Securities under the Loan Agreement and be subject to the terms and conditions of the Pledge Agreement; (iii) LHV shall deliver the certificates representing such securities to the Agent; and (iv) the Borrowers shall deliver any and all promissory notes made by LVI to the order of any Borrower to the Agent to be included in the Pledged Securities.

          Under the terms of the Loan Agreement, any one Bank, at its sole option, may call a Termination Event on January 29, 1994. The cash flow projections, dated December 14, 1993, which you have provided to the Agent and the Banks show that you may have insufficient funds to make the required capital contributions to the Joint Venture if and when a Termination Event is called on January 29, 1994 and you are unable to find replacement financing. You therefore acknowledge that you fully understand and agree that if and when any one Bank calls a Termination Event on January 29, 1994, notwithstanding the consent and waivers granted herein or your inability to find replacement financing, the Commitments of the Banks shall terminate in accordance with the terms of the Loan Agreement, and the Agent and the Banks shall have no further obligation whatsoever to make any Loans under the Loan Agreement whether in respect of your required capital contributions to the Joint Venture or any other purpose.

          You have also advised the Agent and the Banks that Chemical Bank has issued certain letters of credit on your behalf, which letters of credit are secured by certain cash collateral in Account No. 323-601421 at Chemical Bank, 270 Park Avenue, New York, New York 10017. The security interest of Chemical Bank in all cash collateral in the foregoing account, whether with respect to letters of credit heretofore issued by Chemical Bank or any letters of credit which may be issued by Chemical Bank in the future, shall be deemed a "Permitted Encumbrance" as such term is defined in
Article I of the Loan Agreement.

          You hereby agree that the Loan Agreement is hereby ratified and confirmed in all respects, that all of the terms and conditions thereof, except as otherwise agreed herein, shall remain in full force and effect and that you have no defenses, offsets or claims whatsoever in respect thereto. You further agree that the consents and waivers to be effected pursuant hereto shall be limited to the specific provisions consented to or waived hereunder and the specific events and facts surrounding such consents and waivers and that such consents and waivers shall not be deemed to constitute a consent to, a waiver of or a departure from any other provision of the Loan Agreement or any other agreement, document or instrument executed and delivered in connection therewith, all of which are to remain in full force and effect.

          If the foregoing correctly sets forth your understanding of our agreement, please indicate your acceptance below whereupon this letter shall constitute an agreement between us in accordance with its terms. This instrument may be executed in two or more counterparts, each of which shall be deemed an original and taken together shall constitute the same instrument.

                              Very truly yours,

                              Credit Lyonnais Bank Nederland N.V.


                              By:_______________________________
                                 Its:___________________________


                              Chemical Bank, in its individual
                              capacity and as Administrative Agent
                              and Collateral Agent for the Banks


                              By:_______________________________
                                 Its:___________________________


                              Imperial Bank


                              By:_______________________________
                                 Its:___________________________


                              The Bank of California, N.A.


                              By:_______________________________
                                 Its:___________________________


                              The Long-Term Credit Bank of Japan,
                              Ltd., Los Angeles Agency


                              By:_______________________________
                                 Its:___________________________


AGREED TO AND ACCEPTED
AS OF DECEMBER __, 1993:

LIVE Entertainment Inc.


By:____________________________
   Its:________________________


LIVE Home Video Inc.


By:____________________________
   Its:________________________


LIVE America Inc.


By:____________________________
   Its:________________________


LEI-IVE Entertainment N.V.


By:____________________________
   Its:________________________


International Video Productions
Inc.


By:____________________________
   Its:________________________


Vestron Inc.


By:____________________________
   Its:________________________